CONSENT OF INDEPENDENT AUDITORS

         We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectus and "Independent Accountants" in the Statement of Additional Information in this Registration Statement (Form N-1A No. 33-54632, 1933 Act Post-Effective Amendment No. 20) of The Pierpont Funds.


                                        /S/ ERNST & YOUNG LLP
                                        Ernst & Young LLP

New York, New York
February 21, 1996